Inventories	12 Months Ended
Nov. 30, 2022
Classes of current inventories [abstract]
Inventories
9.	Inventories

	2022	2021

Raw materials	$2,583	$2,142
Work in progress	5,815	735
Finished goods	11,290	26,264

	$19,688	$29,141

In fiscal 2022, inventories of $19,587 (2021 - $18,391) were recognized as an expense and included in cost of goods sold.
Inventories were written down to net realizable value by an amount of $2,137 in 2022, which was recorded in cost of sales. Included in the 2022 write-down is a provision of $1,477 on the F8 formulation and $339 on material for the pen in development to be used in conjunction with the F8 formulation
,
and $252 on expired raw material. The 2022 write-down also includes a provision of $69 on excess stock of
EGRIFTA
®
as a result of the Company’s decision to withdraw the product from the market in Canada.
Inventories were written down to net realizable value by an amount of $21 in 2021, and a reversal of inventory write down of $51 in 2021.